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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- SEPT. 17, 2007*

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RiverSource Massachusetts Tax-Exempt Fund (Feb. 28, 2007)                                   S-6328-99 AE
RiverSource Michigan Tax-Exempt Fund (Feb. 28, 2007)                                        S-6328-99 AE
RiverSource Ohio Tax-Exempt Fund (Feb. 28, 2007)                                            S-6328-99 AE
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The Funds' Board of Trustees has approved in principle the merger of each Fund into RiverSource Tax-Exempt High Income Fund, a fund that seeks to provide shareholders with a high yield generally exempt from federal income taxes. All of the Funds normally invest at least 80% of their assets in municipal obligations, however, unlike RiverSource Massachusetts Tax-Exempt Fund,
RiverSource Michigan Tax-Exempt Fund and RiverSource Ohio Tax-Exempt Fund,
RiverSource Tax-Exempt High Income Fund does not seek to provide income exempt from state and local tax, and therefore may invest in a broader geographic range of the municipal securities market.

Completion of each merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Trustees, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2007, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2008.

For more information about RiverSource Tax-Exempt High Income Fund, please call 1-888-791-3380 for a prospectus.

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S-6328-4 A (9/07)
* Valid until further notice.